SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Reported Events July 14, 1998




                                  ISRAMCO, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                             ----------------------
                            (State of Incorporation)

              1770 St. James Place, Houston, Texas 77056 Suite 607
              ----------------------------------------------------
                    (Address of principal executive offices)

                                  713-621-3882
                                  ------------
                               (Telephone number)

            0-12500                                   13-3145265
            Commission File No.                 IRS Employer ID No.


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Item 5.  Other Material Events

     Daniel Avner, President of the Company has resigned his additional positions as Director, Secretary and Principal Accounting Officer. Mr. Avner will remain as President. The Company's Board of Directors elected Tina Maimon Arckens, presently a Director of the Company, the new Secretary. Haim Tsuff, Chairman of the Board and Chief Executive Officer has been elected Principal Accounting Officer. Noa Lender, presently serving as legal advisor and secretary of Naphtha Israel Petroleum Corp. Ltd., Equital Ltd. and associated companies has been elected to the Company's Board of Directors.

Item 7.  Exhibits

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Isramco, Inc.
                                            (registrant)

    July 15, 1998                           By:  /s/  Haim Tsuff
---------------------                          --------------------------------
    (date)                                  Haim Tsuff, Chairman of the Board

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